UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-22225
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
(Exact name of registrant as specified in charter)

909 Third Avenue
32nd Floor
New York, NY 10022
(Address of principal executive offices) (Zip code)
SEI Investments Global Fund Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-242-5742
Date of fiscal year end: March 31, 2011
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
ROBECO-SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.
Financial Statements
For the year ended March 31, 2011

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Table of Contents
Financial Statements:
For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission’s website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Managers and
Members of Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C
We have audited the accompanying statement of assets and liabilities of Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. as of March 31, 2011 and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period November 1, 2008 (commencement of operations) through March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As more fully described in the notes to the financial statements, the Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. The audited financial statements of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. are attached, and are an integral part of these financial statements.
In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, statement of changes in its members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period November 1, 2008 (commencement of operations) through March 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
New York, New York
May 26, 2011

1

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	$38,643,576
Investment in advance in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	1,000,000
Cash and cash equivalents	194,442
Due from Adviser	11,649

Total assets	39,849,667

Liabilities
Capital contributions received in advance	1,189,545
Redemptions payable	84,784
Professional fees payable	19,160
Board of Managers’ fees payable	3,000
Administration fees payable	430
Other accrued expenses	4,951

Total liabilities	1,301,870

Net Assets	$38,547,797

Members’ Capital
Net capital	$34,695,950
Accumulated net investment loss	(460,811)
Accumulated net realized gain on investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	559,141
Net unrealized appreciation on investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	3,753,517

Members’ Capital	$38,547,797

Net Asset Value Per Unit (based on 32,766 units outstanding)	$1,176.44

The accompanying notes are an integral part of the financial statements.

2

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Net investment loss allocated from Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Interest income	$229
Expenses	(316,908)

Net investment loss allocated from Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	(316,679)

Fund Expenses
Professional fees	56,554
Insurance fees	18,660
Board of Managers’ fees	12,000
State registration fees	7,038
Custody fees	2,500
Administration fees	2,444
Other fees	6,378

Total fund expenses	105,574
Fund expenses reimbursed	(92,289)

Net Expenses	13,285

Net Investment Loss	(329,964)

Realized and Unrealized Gains on Investment Activities allocated from Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Net Realized Gain on Investment	878,044
Net Change in Unrealized Appreciation on Investment	928,315

Net Realized and Unrealized Gains on Investments allocated from Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	1,806,359

Net Increase in Members’ Capital derived from Investment Activities	$1,476,395

The accompanying notes are an integral part of the financial statements.

3

Robeco-Sage Multi-Strategy TEI Institutional, L.L.C.
Statements of Changes in Members’ Capital

	For the year ended	For the year ended
	March 31, 2011	March 31, 2010
From Investment Activities
Net investment loss*	$(329,964)	$(95,936)

Net realized gain/(loss) on investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	878,044	(95,784)
Net change in unrealized appreciation on investment in Robeco-Sage Multi-Strategy TEI
Master Fund, L.L.C.	928,315	2,374,788

Net realized and unrealized gains	1,806,359	2,279,004

Net increase in Members’ Capital derived from investment activities	1,476,395	2,183,068

Members’ Capital Transactions
Sales of Units	15,880,463	7,359,860
Redemptions of Units	(84,784)	(103,755)

	15,795,679	7,256,105

Net Increase in Members’ Capital	17,272,074	9,439,173
Members’ Capital at Beginning of Year	21,275,723	11,836,550

Members’ Capital at End of Year	$38,547,797	$21,275,723

Accumulated Net Investment Loss	$(460,811)	$(130,847)

*	Investment income less net expenses.
The accompanying notes are an integral part of the financial statements.

4

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Statement of Cash Flows
For the year ended March 31, 2011

Cash Flows Used in Operating Activities
Net increase in Members’ Capital derived from investment activities	$1,476,395
Adjustments to reconcile net decrease in Members’ Capital derived from investment activities to cash used in operating activities:
Payment for purchases of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	(16,863,458)
Net change in unrealized appreciation on investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	(928,315)
Net realized gain on investment in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	(878,044)
Net investment loss allocated from Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	316,679
Decrease in due from Adviser	15,058
Decrease in professional fees payable	(1,029)
Increase in administration fee payable	269
Decrease in other accrued expenses	(14,419)

Net cash used in operating activities	(16,876,864)

Cash Flows from Financing Activities
Proceeds from sales of Units	15,380,463
Proceeds from sales of Units received in advance	1,189,545
Payment of prior year redemptions of Units	(10,375)

Net cash provided by financing activities	16,559,633

Net decrease in cash and cash equivalents	(317,231)
Cash and cash equivalents, beginning of year	511,673

Cash and cash equivalents, end of year	$194,442

Supplemental schedule of non-cash financing activities:
Redemptions payable	$84,784

Proceeds from sales of Units received in advance from prior year	$500,000

The accompanying notes are an integral part of the financial statements.

5

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Financial Highlights

					For the period
					November 1, 2008
					(commencement of
	For the year ended		For the year ended		operations) through
	March 31, 2011		March 31, 2010		March 31, 2009
Per Unit Operating Performance
Beginning net asset value	$1,124.59		$990.95		$1,000.00

Income/(loss) from operations*:
Net investment loss	(13.01)		(5.63)		(4.84)
Net realized and unrealized appreciation from Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.	64.86		139.27		(4.21)

Net change in net assets resulting from operations	51.85		133.64		(9.05)

Ending net asset value	$1,176.44		$1,124.59		$990.95

Total Return	4.61%		13.49%		-0.90	% (1)

Net assets, end of period (000’s)	$38,548		$21,276		$11,837

Ratios to Average Net Assets(8)
Expenses, before waivers and reimbursements (2)	1.46%		2.54%		5.55	%(3)
Expenses, net of waivers and reimbursements (2)	1.15%		1.27	%(6)	1.21	%(4)(6)
Net investment loss, before waivers and reimbursements	-1.46%		-1.79%		-5.52	%(3)
Net investment loss, net of waivers and reimbursements	-1.15%		-0.52%		-1.19	% (3)
Portfolio turnover rate	39.81	%(7)	28.48	%(7)	20.35	%(5)(7)

*	Per share calculations were performed using average shares for the period.

(1)	Total return is for the period indicated and has not been annualized.

(2)	Expenses of Portfolio Funds are not included in the expense ratio.

(3)	Annualized, with the exception of non-recurring organizational expenses of $14,916.

(4)	Annualized.

(5)	Not annualized.

(6)	Expense ratio is greater than the expense cap of 1.15% due to inclusion of extraordinary expenses that are not covered by the expense cap as further described in Note 4.

(7)	Portfolio turnover rate represents the rate for Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.

(8)	Includes amounts allocated from the Master Fund.
Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.
The accompanying notes are an integral part of the financial statements.

6

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements
March 31, 2011
1. Organization
Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly Robeco-Sage Triton Institutional Fund, L.L.C.) (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The Fund is similar to a private investment fund in that, through its investment in the Master Fund (as defined below), its assets are actively managed and units of limited liability interests in the Fund (“Units”) are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the “1933 Act”). The Fund commenced operations on November 1, 2008.
The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund accomplishes its investment objective by investing substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (the “Master Fund”), a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2011, the Fund holds 28.92% ownership interest in the Master Fund. The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in the report and should be read in conjunction with the Fund’s financial statements.
Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the “Board”) will become members of the Fund (“Members”).
For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund and the Master Fund.
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

7

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
2. Significant Accounting Policies (concluded)
B. Portfolio Valuation and Investment Transactions
The Fund records its investment in the Master Fund at fair value. Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, included elsewhere in this report.
C. Income Taxes
Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a “facts and circumstances” test, the Fund will not be treated as a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the Master Fund’s taxable income or loss.
ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.
As of and during the tax year-ended December 31, 2010, and for the two preceding tax years which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.
D. Distribution Policy
The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.
E. Cash and Cash Equivalents
The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

8

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
3. Related Party Transactions and Other
Related Parties
Robeco Investment Management, Inc. (the “Adviser”), serves as the investment adviser of the Fund, the Master Fund and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. (“Robeco”) and is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Board has overall responsibility for the management and supervision of the operations of the Fund. Employees of the Adviser serve as officers and as members of the Board of the Fund.
In consideration of these investment advisory services and pursuant to an advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during each calendar quarter (the “Management Fee”) is payable by the Fund to the Adviser. However, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter for investment advisory services. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.
The Fund has entered into a distribution agreement (the “Distribution Agreement”) with Robeco Securities, a subsidiary of the Adviser, to act as the distributor for the sale of Units (the “Distributor”). Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Robeco Securities, the “Selling Agents”) to assist in the distribution of Units. The Fund does not pay the Distributor any fees under the Distribution Agreement.
The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.
Cooperatieve Centrale Raiffeissen — Boerenleen Bank B.A. (“Rabobank”), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and

9

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
3. Related Party Transactions and Other (concluded)
Related Parties (concluded)
administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.
Each member of the Board, who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual fee of $4,000. In addition, the Master Fund pays each member of the Board who is not an “interested person” an annual fee of $2,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.
Other
SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Fund and the other funds in the “Fund Complex” (as defined in the Fund’s prospectus) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.
SEI Private Trust Company acts as custodian (the “Custodian”) for the Fund’s assets. In consideration for such services, the Fund pays the Custodian an annual fee of $2,500. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.
4. Fund Expenses
The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any

10

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
4. Fund Expenses (concluded)
portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund’s management fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.
The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% – 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.15% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). Therefore, the accompanying Statement of Assets and Liabilities includes a receivable from the Adviser of $11,649 for the reimbursement of excess expenses.
In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of March 31, 2011, the amount of the carry forward is $460,662, which includes $136,371, $232,002 and $92,289 from the fiscal years ending March 31, 2009, 2010 and 2011, respectively. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

11

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
5. Members’ Capital
Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	18,919
Units issued	13,919
Units redeemed	(72)

Units outstanding at end of year	32,766

The Fund is authorized to issue Units the value of which at time of issuance is not to exceed $200 million in aggregate.
6. Borrowings
The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.
7. Capital Accounts and Allocations
The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member’s initial contribution to the capital of the Fund (net of any applicable sales load). The Fund has chosen to utilize a “per unit” method to account for Members’ capital effective at the inception of the Fund. A Member’s contribution is used to purchase Units in the Fund. The Units represent the capital account maintained on the Member’s behalf that reflects the Member’s pro rata share of the Fund’s capital. A Member’s capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member’s capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Unit, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member’s capital account as described below.
Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Unit or portion of an Unit of

12

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (continued)
7.	Capital Accounts and Allocations (concluded)
any Member; or (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.
Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.
8. Purchases and Repurchases of Units
Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.
Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members as of the last business day of March, June, September, and December. A repurchase fee equal to 2.0% of the value of a Unit (or portion of a Unit) repurchased, which is retained by the Fund, will apply if the date as of which the Unit is to be valued for purposes of repurchase is less than one year following the date of a Member’s investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

13

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Notes to Financial Statements (concluded)
8. Purchases and Repurchases of Units (concluded)
The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.
9. Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
10. Tender Offer
On February 28, 2011 the Fund offered to purchase up to $10,000,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 30, 2011. The Fund did not receive any tender offer requests.
11. Subsequent Events
Subsequent to year end through May 26, 2011, the Fund received $675,000 of subscriptions.
On May 4, 2011, the Board preliminarily authorized pursuit of a merger of the Master Fund with and into Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the “Multi-Strategy Master Fund”), whereby the Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund and in return, the Multi-Strategy Master Fund would issue its units to members of the Master Fund, including the Fund, in an amount equal to the value of their units in the Master Fund. As a result, the Fund would become a feeder fund into Multi-Strategy Master Fund. The merger is subject to certain conditions, including final approval by the Board and Members. It is currently anticipated that proxy materials regarding the merger will be distributed to Members in the third quarter of 2011 and that a meeting of Members to consider the merger will be held in September 2011.

14

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

			NUMBER OF	PRESENT OR
	TERM OF		FUNDS IN	PAST (WITHIN 5
	OFFICE AND		FUND	YEARS) OTHER
NAME, AGE, and	LENGTH OF		COMPLEX	DIRECTORSHIPS
POSITION WITH	TIME	PRINCIPAL OCCUPATION	OVERSEEN BY	HELD BY
THE FUND	SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS
Disinterested Managers

Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi- Strategy TEI Institutional Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 63 Manager c/o Robeco-Sage Multi- Strategy TEI Institutional Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150- year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall’s Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.

David C. Reed, 60 Manager c/o Robeco-Sage Multi-	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co- founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank
Strategy TEI Institutional
Fund, L.L.C.
909 Third Avenue
New York, NY 10022

Interested Manager*

Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi- Strategy TEI Institutional Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/ Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 — present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

15

Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.
Managers and Officers of the Fund (unaudited) as of March 31, 2011

			NUMBER OF	PRESENT OR
	TERM OF		FUNDS IN	PAST (WITHIN 5
	OFFICE AND		FUND	YEARS) OTHER
NAME, AGE, and	LENGTH OF		COMPLEX	DIRECTORSHIPS
POSITION WITH	TIME	PRINCIPAL OCCUPATION	OVERSEEN BY	HELD BY
THE FUND	SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS
Officers who are not Managers

Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi- Strategy TEI Institutional	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008—present). He is also the Chief Financial Officer of Robeco Securities (June 2005— present).	N/A	N/A
Fund, L.L.C.
909 Third Avenue
New York, NY 10022

Liana Safanov, 32 Chief Compliance Officer	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 — present).	N/A	N/A
c/o Robeco-Sage Multi-
Strategy TEI Institutional
Fund, L.L.C.
909 Third Avenue
New York, NY 10022

16

ROBECO-SAGE MULTI-STRATEGY TEI MASTER FUND, L.L.C.
Financial Statements
For the year ended March 31, 2011

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Table of Contents
Financial Statements:

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Members’ Capital	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10
Managers and Officers of the Fund (unaudited)	26
The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission’s website at http://www.sec.gov.

Anchin, Block & Anchin LLP
Accountants & Advisors
1375 Broadway New York, NY 10018
212 840-3456
www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Managers and
Members of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. as of March 31, 2011 and the related statements of operations and cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period October 1, 2008 (commencement of operations) through March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2011, by correspondence with the custodian and portfolio funds. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, statement of changes in members’ capital for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period October 1, 2008 (commencement of operations) through March 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
New York, New York May
26, 2011

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Schedule of Investments
March 31, 2011

			%* of
			Members’
Portfolio Fund	Cost	Value	Capital	Liquidity**

Long/Short Equity:
Artha Emerging Markets Fund, Ltd.	$3,700,000	$3,766,772	2.82%	Quarterly
Clovis Capital Partners, Ltd.	4,350,000	4,631,331	3.47%	Quarterly
Cobalt Offshore Fund Limited	4,300,000	5,234,420	3.92%	Quarterly
Criterion Horizons Offshore, Ltd.	4,628,482	4,734,761	3.54%	Monthly
Henderson Asia Pacific Absolute Return Fund Limited	3,070,175	3,065,336	2.29%	Monthly
Highbridge Long/Short Equity Fund, Ltd.	4,000,000	4,302,410	3.22%	Quarterly
Highline Capital International, Ltd.	2,831,633	3,439,713	2.58%	Quarterly
Kylin Offshore Fund, Ltd.	4,400,000	4,743,958	3.55%	Quarterly
Pennant Windward Fund, Ltd.	5,166,547	6,163,493	4.61%	Quarterly
PFM Diversified Offshore Fund, Ltd.	4,950,000	5,867,985	4.39%	Quarterly

Total Long/Short Equity	41,396,837	45,950,179	34.39%

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Schedule of Investments (continued)
March 31, 2011

			%* of
			Members’
Portfolio Fund	Cost	Value	Capital	Liquidity**

Event Driven:
Altima Global Special Situations Fund, Ltd.	$1,733,627	$2,266,685	1.70%	Monthly
BHR Offshore Fund, Ltd.	2,700,000	3,271,890	2.45%	Quarterly
Elliott International, Ltd.	3,500,000	6,158,999	4.61%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	3,900,000	3,911,178	2.93%	Quarterly
Eton Park Overseas Fund, Ltd.	2,355,783	3,291,779	2.46%	Annually
Fir Tree International Value Fund II, Ltd.	2,992,712	4,041,214	3.03%	Quarterly
Luxor Capital Partners Offshore, Ltd.	4,300,000	4,410,463	3.30%	Quarterly
Magnetar Capital Fund, Ltd.	846,492	800,603	0.60%	†
Montrica Global Opportunities Fund	149,794	124,798	0.09%	‡
Octavian Offshore Fund, Ltd.	680,365	491,567	0.37%	‡
Owl Creek Overseas Fund, Ltd.	3,650,000	4,011,801	3.00%	Quarterly
Perry Partners International, Inc.	176,269	216,507	0.16%	‡
York European Opportunities Unit Trust Ltd.	3,250,000	3,344,075	2.50%	Quarterly

Total Event Driven	30,235,042	36,341,559	27.20%

Macro:
Brevan Howard Emerging Markets Strategies Fund Limited	2,227,961	2,655,631	1.99%	Monthly
Brevan Howard Fund Limited	2,850,000	3,299,641	2.47%	Monthly
GLG Emerging Markets Fund	2,500,000	2,508,410	1.88%	Monthly
WCG Offshore Fund, Ltd.	3,500,000	3,771,461	2.82%	Quarterly
Wexford Offshore Spectrum Fund	42,262	58,206	0.04%	‡
Woodbine Capital Fund, Ltd.	3,700,000	3,934,979	2.94%	Quarterly

Total Macro	14,820,223	16,228,328	12.14%

Distressed:
Anchorage Capital Partners Offshore, Ltd.	698,562	987,674	0.74%	Annually
Credit Distressed Blue Line Offshore Fund, Ltd.	2,625,000	3,113,240	2.33%	Quarterly
Greywolf Capital Overseas Fund	66,602	38,897	0.03%	‡
Redwood Offshore Fund, Ltd.	2,660,000	4,944,276	3.70%	Bi-Annually
York Credit Opportunities Unit Trust	1,500,000	1,972,403	1.48%	Semi-Annually

Total Distressed	7,550,164	11,056,490	8.28%

Fixed Income Relative Value:
Pelagus Capital Fund, Inc.	3,050,000	3,245,723	2.43%	Monthly
QFR Victoria Fund, Ltd.	2,600,000	2,527,157	1.89%	Quarterly
The Drake Absolute Return Fund, Ltd.	251,474	193,145	0.14%	†

Total Fixed Income Relative Value	5,901,474	5,966,025	4.46%

Convertible Arbitrage:
Linden International Ltd	3,800,000	4,161,796	3.11%	Quarterly

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Schedule of Investments (concluded)
March 31, 2011

			%* of
			Members’
Portfolio Fund	Cost	Value	Capital	Liquidity**

Structured Credit:
Cerberus International SPV, Ltd.	$3,115,754	$2,897,114	2.16%	†
Dune Capital International, Ltd.	184,326	78,665	0.06%	†
Fortress Value Recovery Fund I Ltd.	113,130	38,816	0.03%	‡
Sorin Offshore Fund, Ltd.	20,303	25,410	0.02%	†

Total Structured Credit	3,433,513	3,040,005	2.27%

Multi-Strategy Relative Value:
Bennelong Asia Pacific Multi-Strategy Equity Fund	242,357	227,727	0.17%	‡
Broad Peak Fund, Ltd.	1,703,363	1,516,088	1.14%	Quarterly

Total Multi-Strategy Relative Value	1,945,720	1,743,815	1.31%

Fundamental Market Neutral:
Level Global, Ltd.	34,130	34,721	0.03%	†

Total Portfolio Funds	109,117,103	124,522,918	93.19%

Cash & Cash Equivalents:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%(1)	715,764	715,764	0.54%	Daily

Total Cash & Cash Equivalents	715,764	715,764	0.54%

Total Investments	$109,832,867	$125,238,682	93.73%

*	Percentages are based on Members’ Capital at the end of the year of $133,617,522.

**	Liquidity terms shown apply after initial lock-up provisions. See Notes 10.B and 12 for a description of initial lock-up provisions.

†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.

‡	The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. See Note 10.D for additional information on side pockets. Final distribution dates cannot be estimated.

(1)	The rate shown is the 7-day effective yield as of March 31, 2011.
At March 31, 2011, the aggregate cost of investments for tax purposes was $109,117,103. Net unrealized appreciation on investments for tax purposes was $15,405,815 consisting of $16,429,734 of gross unrealized appreciation and ($1,023,919) of gross unrealized depreciation.
The investments in Portfolio Funds shown above, representing 93.19% of Members’ Capital, have been fair valued as described in Note 2.B.
The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in Portfolio Funds, at fair value (cost $109,117,103)	$124,522,918
Fund investments made in advance	10,550,000
Receivable from Portfolio Funds	10,227,659
Cash and cash equivalents	715,764

Total assets	146,016,341

Liabilities
Line of credit payable	5,565,000
Redemptions payable	4,450,000
Capital contributions received in advance	2,000,000
Management fee payable	240,166
Professional fees payable	94,203
Line of credit fee payable	14,625
Administration fee payable	12,304
Board of Managers’ fees payable	1,500
Other accrued expenses	21,021

Total liabilities	12,398,819

Net Assets	$133,617,522

Members’ Capital
Net capital	$124,000,297
Accumulated net investment loss	(2,843,560)
Accumulated net realized loss on Portfolio Funds	(1,979,390)
Net unrealized appreciation on investments in Portfolio Funds	14,440,175

Members’ Capital	$133,617,522

The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statement of Operations
For the year ended March 31, 2011

Investment Income
Interest	$992

Total investment income	992

Expenses
Management fee	914,695
Professional fees	167,662
Administration fee	133,008
Line of Credit fee	77,340
Custody fee	12,196
Board of Managers’ fees	6,000
Other expenses	31,928

Total expenses	1,342,829

Net Investment Loss	(1,341,837)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	3,247,319
Net Change in Unrealized Appreciation on Investments in Portfolio Funds	3,830,830

Net Realized and Unrealized Gains	7,078,149

Net Increase in Members’ Capital derived from Investment Activities	$5,736,312

The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statements of Changes in Members’ Capital

	For the year ended	For the year ended
	March 31, 2011	March 31, 2010
From Investment Activities
Net investment loss*	$(1,341,837)	$(727,311)

Net realized gain/(loss) on investments in Portfolio Funds	3,247,319	(533,249)
Net change in unrealized appreciation on investments in Portfolio Funds	3,830,830	15,052,514

Net realized and unrealized gains/(losses)	7,078,149	14,519,265

Net increase/(decrease) in Members’ Capital derived from investment activities	5,736,312	13,791,954

Members’ Capital Transactions
Sales of Units	34,726,958	26,605,770
Redemptions of Units	(22,200,000)	(24,400,000)

	12,526,958	2,205,770

Net Increase in Members’ Capital	18,263,270	15,997,724
Members’ Capital at Beginning of Year	115,354,252	99,356,528

Members’ Capital at End of Year	$133,617,522	$115,354,252

Accumulated Net Investment Loss	$(2,843,560)	$(1,501,723)

*	Investment income less net expenses.
The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Statement of Cash Flow
For the year ended March 31, 2011

Cash Flows from Operating Activities
Net increase in Members’ Capital derived from investment activities	$5,736,312
Adjustments to reconcile net decrease in Members’ Capital derived from investment activities to cash used in operating activities:
Purchases of Portfolio Funds	(52,828,482)
Sales of Portfolio Funds	45,489,757
Net change in unrealized appreciation on investments in Portfolio Funds	(3,830,830)
Net realized loss on investments in Portfolio Funds	(3,247,319)
Increase in receivable from Portfolio Funds	(8,308,546)
Increase in fund investments made in advance	(9,550,000)
Decrease in administration fee payable	(19,457)
Increase in line of credit fee payable	6,819
Increase in management fee payable	33,467
Decrease in professional fees payable	(27,704)
Increase in other accrued expenses	4,746

Net cash used in operating activities	(26,541,237)

Cash Flows from Financing Activities
Proceeds from sales of Units	34,726,958
Proceeds from sales of Units received in advance	2,000,000
Redemptions of Units	(17,750,000)
Payments of prior year redemptions of Units	(2,000,000)
Line of credit borrowings	9,265,000
Line of credit repayments	(3,700,000)

Net cash provided by financing activities	22,541,958

Net decrease in cash and cash equivalents	(3,999,279)
Cash and cash equivalents, beginning of year	4,715,043

Cash and cash equivalents, end of year	$715,764

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$4,450,000

The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Financial Highlights

			For the period
			October 1, 2008
			(commencement of
	For the year ended	For the year ended	operations) through
	March 31, 2011	March 31, 2010	March 31, 2009
Total Return	4.66%	13.52%	-8.74	% (1)

Net assets, end of period (000’s)	$133,618	$115,354	$99,357

Ratios to Average Net Assets
Expenses(2)	1.10%	1.34%	1.46	% (3)

Net investment loss	-1.10%	-0.66%	-1.44	% (3)

Portfolio turnover rate	39.81%	28.48%	20.35	% (4)

(1)	Total return is for the period indicated and has not been annualized.

(2)	Expenses of Portfolio Funds are not included in the expense ratio.

(3)	Annualized.

(4)	Not annualized.
Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.
The accompanying notes are an integral part of the financial statements.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements
March 31, 2011
1. Organization
Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly Robeco-Sage Triton Master Fund, L.L.C.) (the “Master Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. (formerly Robeco-Sage Triton Institutional Fund, L.L.C.) and Robeco-Sage Multi-Strategy TEI Fund, L.L.C., (the “Feeder Funds” or “Members”) invest substantially all of their assets.
The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2011, Robeco-Sage Triton Fund, L.L.C., Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Fund, L.L.C. hold 59.59%, 28.92% and 11.49% ownership interests, respectively, in the Master Fund.
Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (“the Board”) will become members of the Master Fund.
For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Master Fund.
The Master Fund received its initial investment and commenced operations on October 1, 2008.
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.
B. Portfolio Valuation and Investment Transactions
The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (continued)
Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.
Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.
The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.
Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.
The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America fair value measurements, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Investment Adviser determines that the net asset value is deemed to be not reflective of fair value.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (continued)
The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and
• Level 3 — Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2011, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (continued)
The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2011.

	Level 1	Level 2	Level 3	Total

Investments by investment strategy:
Long/Short Equity	$—	$33,701,426	$12,248,753	$45,950,179
Event Driven	—	14,766,027	21,575,532	36,341,559
Macro	—	12,054,709	4,173,619	16,228,328
Distressed	—	2,254,877	8,801,613	11,056,490
Fixed Income Relative Value	—	3,245,723	2,720,302	5,966,025
Convertible Arbitrage	—	1,040,449	3,121,347	4,161,796
Structured Credit	—	—	3,040,005	3,040,005
Multi-Strategy Relative Value	—	758,044	985,771	1,743,815
Fundamental Market Neutral	—	—	34,721	34,721

Total investments by investment strategy	—	67,821,255	56,701,663	124,522,918

Cash & Cash Equivalents	715,764	—	—	715,764

Total	$715,764	$67,821,255	$56,701,663	$125,238,682

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Change in
			unrealized		Net transfers
	Balance as of	Realized	appreciation/	Net	in/(out) of	Balance as of
Investments by Investment Strategy	3/31/10	gain/(loss)	(depreciation)	purchase/(sales)	Level 3	3/31/11

Long/Short Equity	$5,692,551	81,926	600,166	8,168,074	(2,293,964)	12,248,753
Event Driven	$16,624,848	413,053	1,171,695	7,100,791	(3,734,855)	21,575,532
Macro	$3,553,297	1,735	187,908	2,567,491	(2,136,812)	4,173,619
Distressed	$13,475,305	1,528,223	83,669	(4,030,708)	(2,254,876)	8,801,613
Fixed Income Relative Value	$174,638	(3,444)	(42,607)	2,591,715	—	2,720,302
Convertible Arbitrage	$—	—	271,347	2,850,000	—	3,121,347
Structured Credit	$3,521,603	(2,132,015)	2,459,870	(809,453)	—	3,040,005
Multi-Strategy Relative Value	$2,928,063	(47,013)	(134,088)	(1,003,147)	(758,044)	985,771
Fundamental Market Neutral	$1,070,547	(222,786)	27,203	(861,215)	20,972	34,721
Credit	$64,148	28,966	(7,221)	(85,893)	—	—

Total	$47,105,000	$(351,355)	$4,617,942	$16,487,655	$(11,157,579)	$56,701,663

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Significant Accounting Policies (continued)
B. Portfolio Valuation and Investment Transactions (concluded)

The amount of gains/(losses) included in
gain/(loss) attributable to the change in
unrealized gains/(losses) relating to assets
still held at 3/31/11
Long/Short Equity	$638,623
Event Driven	1,155,279
Macro	187,161
Distressed	386,163
Fixed Income Relative Value	(42,644)
Convertible Arbitrage	271,347
Structured Credit	509,130
Multi-Strategy Relative Value	(180,185)
Fundamental Market Neutral	26,978

$2,951,852

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. The net Level 3 transfers in/(out) noted above are due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the period ended March 31, 2011.
C. Income Taxes
The Master Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. The Master Fund will not be treated as a “publicly traded partnership” taxable as a corporation. Accordingly, the Master Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the Master Fund’s taxable income or loss.
ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
2. Significant Accounting Policies (concluded)
C. Income Taxes (concluded)
As of and during the tax year-ended December 31, 2010, and for the two preceding tax years which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Master Fund did not incur any interest or penalties.
D. Distribution Policy
The Master Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.
E. Distributions from Portfolio Funds
Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.
F. Cash and Cash Equivalents
The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.
3. Related Party Transactions and Other
Related Parties
Robeco Investment Management, Inc. (the “Adviser”) serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. (“Robeco”) and is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.
In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The Adviser also provides office space, telephone

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
3. Related Party Transactions and Other (concluded)
Related Parties (concluded)
and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable of $240,166.
Cooperatieve Centrale Raiffeissen — Boerenleen Bank B.A. (“Rabobank”), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHCA”), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.
Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.
Other
SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term of three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.
SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
4. Fund Expenses
The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel- related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.
The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% — 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.
Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.
5. Members’ Capital
Unit transactions for the year ended March 31, 2011 were as follows:

Units outstanding at beginning of year	111,350
Units issued	33,275
Units redeemed	(21,389)

Units outstanding at end of year	123,236

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
6. Borrowings
The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.
The Master Fund has established a line of credit agreement with Societe Generale as of October 2, 2008, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on June 30, 2010, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 2.15%. The line of credit limit is $6,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 1.15% per annum. At March 31, 2011, the Master Fund had an outstanding borrowing of $5,565,000. The outstanding borrowing was repaid on April 21, 2011. During the year ended March 31, 2011, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily	Maximum Daily	Weighted Average	Number of Days Borrowings
Loan Balance*	Loan Outstanding	Interest Rate	Were Outstanding
$3,399,000	$5,565,000	2.45%	30

*	For the days borrowings were outstanding.
7. Capital Accounts and Allocations
The Master Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member’s initial contribution to the capital of the Master Fund (net of any applicable sales load). The Master Fund has chosen to utilize a “per unit” method to account for Members’ capital effective at the inception of the Master Fund. A Member’s contribution is used to purchase Units in the Master Fund. The Units represent the capital account maintained on the Member’s behalf that reflects the Member’s pro rata share of the Master Fund’s capital. A Member’s capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Master Fund in that amount. Each Member’s capital account will be increased by the amount of contributions by the Member to the capital of the Master Fund, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Master Fund of the Units, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member’s capital account as described below.
Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Master Fund is made; (iv) any day on which the Master Fund repurchases any Unit or portion of an Unit of any Member; or (v) any day on which any amount is credited to or debited against the capital

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
7.	Capital Accounts and Allocations (concluded)
account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.
Net profits or net losses of the Master Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Master Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.
8. Indemnifications
In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.
9. Financial Instruments with Off-Balance Sheet Risk
In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.
10. Concentration of Risk
The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.
The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
10. Concentration of Risk (concluded)
A. Illiquid Investments
The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.
B. Liquidity
The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 1.0% to 6.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.
C. Credit Risk
The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.
D. Side Pockets
The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.
11. Investment Transactions
For the year ended March 31, 2011 the Master Fund had purchases of investments of $52,828,482 and sales of investments of $45,489,757.
12. Investments
As of March 31, 2011, the Master Fund had investments in forty-five Portfolio Funds, none of which were related parties.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
12. Investments (continued)
The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.
Portfolio Funds’ Investment Strategies and Liquidity:
Long/Short Equity
In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers’ stock selection abilities, on both the long and the short side, are key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style, capitalization, country or regional bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 65 days. Portfolio Funds representing approximately 3% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% to 5% of net assets. Investments representing approximately 14% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from nine to eleven months at March 31, 2011. Portfolio Funds representing approximately 2% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
12. Investments (continued)
Portfolio Funds’ Investment Strategies and Liquidity (continued):
Long/Short Equity (concluded)
from five to nine months at March 31, 2011. Investments representing approximately 10% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemptions in the first twelve months after acquisition and have redemption penalty in the second twelve months of investment. The remaining restriction period for these investments ranges from twelve to twenty-two months at March 31, 2011.
Event-Driven
Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mis-pricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the “event” internally. Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 30 to 90 days. With respect to a Portfolio Fund restructuring, the Master Fund elected the liquidation option, which was effective as of January 1, 2010. A Portfolio Fund permits redemptions upon the payment of redemption penalties of 3%, unless the investment is redeemed on its investment anniversary. Approximately 11% of the assets in this category are subject to these redemption restrictions. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 4% to 6%. Investments representing approximately 20% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments ranges from five to eleven months at March 31, 2011. Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing approximately 34% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Investments representing approximately 2% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is three months at March 31, 2011.
Macro
Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
12. Investments (continued)
Portfolio Funds’ Investment Strategies and Liquidity (continued):
Macro (concluded)
in this category have redemption notice periods ranging from 30 to 90 days. Certain Portfolio Funds may charge redemption penalties of up to 5% of net assets if a redemption is made during the lock-up period or is greater than 25% per quarter upon expiration of the lock-up period. Approximately 37% of the assets in this category are subject to these redemption restrictions. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%. Investments representing approximately 9% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments ranges from two to five months at March 31, 2011. Portfolio Funds representing approximately 5% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments ranges from three to five months at March 31, 2011.
Distressed
These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security’s price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager’s style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy. Portfolio Funds in this category invest primarily in bonds and equities and are typically exposed, through their trading strategies, to the risks associated with illiquid or restricted securities, interest rate fluctuation, conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Funds in this category have redemption notice periods ranging from 60 to 90 days. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of up to 5%. Investments representing approximately 12% of the value of the investments in this category are subject to these penalties. The remaining redemption penalty period for these investments ranges from four to five months at March 31, 2011. Certain Portfolio Fund lots do not allow for the Fund to redeem all of part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing approximately 28% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing approximately 18% of the value of the investments in this category allow the Master Fund to redeem 50% of its balance on a semi-annual basis.
Fixed Income Relative Value
Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company’s capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings. A Portfolio Fund in this category began an orderly wind-down and a return of capital to investors on May

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (continued)
12. Investments (continued)
Portfolio Funds’ Investment Strategies and Liquidity (continued):
Fixed Income Relative Value (concluded)
30, 2008. The other Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. A Portfolio Fund may permit redemptions during the lock-up period upon the payment of redemption penalties of 1% to 4%. This investment represents approximately 42% of the value of the investments in this category and is subject to these penalties. The remaining redemption penalty period for this investment is ten months at March 31, 2011. The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.
Convertible Arbitrage
In Convertible Arbitrage funds, Portfolio Managers purchase a portfolio of convertible securities, generally convertible bonds, and hedge a portion of the equity risk by selling short the underlying common stock. Certain Portfolio Managers may also seek to hedge interest rate exposure. Most Portfolio Managers employ some degree of leverage. The Investment Funds can be run with a directional bias or as market neutral. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The Portfolio Fund in this category allows the Fund to redeem 25% of its balance on a quarterly basis.
Structured Credit
In Structured Credit funds, Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company’s assets. The Portfolio Manager is usually the “lender of last resort” and will lend at terms that are beneficial to the Portfolio Fund. The Portfolio Funds in this category began orderly wind-downs and return of capital to investors as of August 28, 2009, June 30, 2008, and July 1, 2009, respectively.
Multi-Strategy Relative Value
In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with interest rate fluctuation, conducting short sales, trading in options, futures and swaps, using leverage, using forward foreign currency contracts and lending of portfolio securities to brokers, dealers and other financial institutions. Other than the remaining side pocket position, the Portfolio Fund in this category has a redemption notice period of 45 days and allows the Master Fund to redeem 25% of its balance on a quarterly basis. The investments as of March 31, 2011 in this category are not under initial lock-ups that would prevent redemptions by the Master Fund.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Notes to Financial Statements (concluded)
12. Investments (concluded)
Portfolio Funds’ Investment Strategies and Liquidity (concluded):
Fundamental Market Neutral
Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk. Portfolio Funds in this category are typically exposed, through their trading strategies, to the risks associated with conducting short sales, trading in options, swaps or futures, using leverage, using forward foreign currency contracts, purchasing when-issued or forward commitment securities and lending of portfolio securities to brokers, dealers and other financial institutions. The remaining investment in this category is held in a reserve. The final distribution date cannot be determined.
13. Tender Offer
On March 30, 2011 the Master Fund offered to purchase up to $4,600,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2011. In May 2011, the Master Fund accepted tender offer requests of approximately $4,600,000. The final tender amount will be based upon the June 30, 2011 net asset value.
14. Subsequent Events
Subsequent to year end through May 26, 2011, the Master Fund received $3,473,000 of subscriptions, of which $2,000,000 was received prior to March 31, 2011.
On May 4, 2011, the Board preliminarily authorized pursuit of a merger of the Master Fund with and into Robeco-Sage Multi-Strategy Master Fund, L.L.C. (the “Multi-Strategy Master Fund”), whereby the Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund and in return, the Multi-Strategy Master Fund would issue its units to members of the Master Fund, in an amount equal to the value of their units in the Master Fund. The merger is subject to certain conditions, including final approval by the Board and Members. It is currently anticipated that proxy materials regarding the merger will be distributed to Members in the third quarter of 2011 and that a meeting of Members to consider the merger will be held in September 2011.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

			NUMBER
	TERM OF		OF FUNDS	PRESENT OR
	OFFICE		IN FUND	PAST (WITHIN 5
	AND		COMPLEX	YEARS) OTHER
NAME, AGE, and	LENGTH		OVERSEEN	DIRECTORSHIPS
POSITION WITH	OF TIME	PRINCIPAL OCCUPATION	BY	HELD BY
THE FUND	SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS
		Disinterested Managers

Charles S. Crow, III, 61 Manager c/o Robeco-Sage Multi- Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	7	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 63 Manager c/o Robeco-Sage Multi- Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Gross is a lawyer and private investor. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150- year old banking firm specializing in investment management and fiduciary services.	7	Member of the Board of Trustees of Randall’s Island Sports Foundation, a non-profit public/private partnership with the NYC Parks & Recreation Dept.

David C. Reed, 60 Manager c/o Robeco-Sage Multi- Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co- founder of Mapleton Nurseries (1998 - present) and is the Managing Director of Reed & Company (1995 -present).	7	Member of the Board of Directors of 1st Constitution Bank

		Interested Manager*

Timothy J. Stewart, 36 Manager, President and Chief Executive Officer c/o Robeco-Sage Multi- Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/ Since September 2008	Mr. Stewart is the Chief Financial Officer and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (June 2008 — present). From January 2003 to June 2008, he served as the Director of Operations and a Managing Director of the Robeco-Sage division of Robeco Investment Management, Inc. (1)	7	N/A

*	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

(1)	Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-Sage Capital Management, L.L.C.

Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C.
Managers and Officers of the Fund (unaudited)
as of March 31, 2011

NUMBER
	TERM OF		OF FUNDS	PRESENT OR
	OFFICE		IN FUND	PAST (WITHIN 5
	AND		COMPLEX	YEARS) OTHER
NAME, AGE, and	LENGTH		OVERSEEN	DIRECTORSHIPS
POSITION WITH	OF TIME	PRINCIPAL OCCUPATION	BY	HELD BY
THE FUND	SERVED	DURING PAST 5 YEARS	MANAGER	MANAGERS
Officers who are not Managers

Matthew J. Davis, 45 Chief Financial Officer c/o Robeco-Sage Multi- Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2008	Mr. Davis is Senior Managing Director and Chief Financial Officer of the Adviser (July 1, 2008—present). He is also the Chief Financial Officer of Robeco Securities (June 2005— present).	N/A	N/A

Liana Safanov, 32 Chief Compliance Officer c/o Robeco-Sage Multi- Strategy TEI Master Fund, L.L.C. 909 Third Avenue New York, NY 10022	Indefinite/Since September 2010	Ms. Safanov is a Vice President of Compliance at the Adviser (August 2005 — present).	N/A	N/A

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2011, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is David Reed. Mr. Reed is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by Anchin, Block & Anchin LLP (“Anchin”) related to Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the “Fund”).
Anchin billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

			2011			2010
				All fees and	All other fees		All fees and	All other fees
				services to	and services to		services to	and services to
			All fees and	service	service	All fees and	service	service
			services to the	affiliates that	affiliates that	services to the	affiliates that	affiliates that
			Fund that were	were pre-	did not require	Fund that were	were pre-	did not require
			pre-approved	approved	pre-approval	pre-approved	approved	pre-approval
(a	)	Audit Fees(1)	$10,000	N/A	N/A	$9,000	N/A	N/A
(b	)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c	)	Tax Fees(2)	$11,000	N/A	N/A	$10,000	N/A	N/A
(d	)	All Other Fees(3)	$2,500	N/A	N/A	$1,000	N/A	N/A

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax fees include amounts related to the preparation of the registrant’s tax filings and of the Schedule K-1s for members of the registrant.

(3)	Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1)	The registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2011	2010
Audit-Related Fees	0%	0%

Tax Fees	0%	0%

All Other Fees	0%	0%

(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2011, were $0 and $0, respectively.

The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2010, were $0 and $0, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Robeco-Sage division of Robeco Investment Management, Inc. (the “Adviser”) provides investment advisory services to private investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.
The Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the “Policies”). The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner, while the Compliance Committee is responsible for monitoring the effectiveness of the Policies. (See Section IV. “Procedures for Proxies”.)
The Policies attempt to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interests of its fund to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Committee.
I. General Policy
The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, “proxies”) in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:
–	the impact on the value of the returns of the Fund;

–	the attraction of additional capital to the Fund;

–	alignment of Management’s (as defined below) interests with Fund Owners’ (as defined below) interests, including establishing appropriate incentives for Management;

–	the costs associated with the proxy;

–	impact on redemption or withdrawal rights;

–	the continued or increased availability of portfolio information; and

–	industry and business practices.
II. Specific Policies
A. Routine Matters
Routine matters are typically proposed by Management of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.
For routine matters, the Adviser will vote in accordance with the recommendation of the Fund’s management, directors, general partners, managing members or trustees (collectively, the “Management”), as applicable, unless, in the Adviser’s opinion, such recommendation is not in the best interests of the fund.
The Adviser will generally vote for the following proposals:

To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
To elect or re-elect Board members.
To appoint or elect auditors.
To set time and location of annual meeting.
To establish a master/feeder structure without a significant increase in fees or expenses.
To change the fiscal year or term of the Fund.
To change the name of the Fund.
B. Non-Routine Matters
Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the “Owners”)). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.
1. Structure, Management and Investment Authority
On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.
a. Approval or Renewal of Investment Advisory Agreements
i. proposed and current fee schedules
ii. performance history of the Fund
iii. continuation of management talent
iv. alignment of interests between Management and Owners
b. Termination or Liquidation of the Fund
i. terms of liquidation
ii. past performance of the Fund
iii. strategies employed to save the Fund
c. Increases in Fees or Expenses
i. comparison to industry standards
ii. potential impact on the value of the returns of the Fund
iii. retention of management talent
2. Share Classes and Voting Rights
Unless exceptional circumstances exist, the Adviser will vote against the following proposals:
a. To establish a class or classes with terms that may disadvantage other classes.
b. To introduce unequal voting rights.

c. To change the amendment provisions of an entity by removing investor approval requirements.
C. All Other Matters
All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.
D. Abstaining from Voting or Affirmatively Not Voting
The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.
III. Conflicts of Interest
At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:
A.	if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

C.	if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.	if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.
IV. Procedures for Proxies
The Investment Committee will be responsible for determining whether each proxy is for a “routine” matter or not, as described above. All proxies identified as “routine” will be voted by the Investment Committee in accordance with the Policies.

Any proxies that are not clearly “routine” will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Head of Operations & Administration for submission to the company. Upon receipt of an executed proxy, the Head of Operations & Administration will update the fund’s proxy voting record. The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner. The Compliance Committee is responsible for monitoring the effectiveness of the Policies.
In the event the Adviser determines that the fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The Head of Operations & Administration will execute the proxy in accordance with such third party’s or committee’s decision.
V. Record of Proxy Voting
The Head of Operations & Administration will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.
The Head of Operations & Administration will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.
The Adviser will maintain a record of each written request from an investor in a fund for proxy voting information and the Adviser’s written response to any request (oral or written) from an investor in a fund for proxy voting information.
The Head of Operations & Administration will maintain such records in its offices for two years and for an additional three years in an easily accessible place.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1) Portfolio Managers
The day-to-day management of the Fund’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser. Investment decisions for the Fund are made with the oversight of the Adviser’s Investment Committee, comprised of Mr. Platkin, Andrew Rudolph, Jill Schurtz, Glenn Sloat and Mr. Wolf.
Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.
Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.
Andrew Rudolph, Senior Vice President. Mr. Rudolph is Robeco-Sage’s Sector Head for Long/Short Equity strategies and is a member of the Investment Committee. He joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for

Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.
Jill Schurtz, Chief Executive Officer. Ms. Schurtz is Robeco-Sage’s Chief Executive Officer and is a member of the Investment Committee. She joined Robeco-Sage in early 2008 and served as the firm’s Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm’s offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.
Glenn Sloat, Director of Operational Due Diligence and Principal of the Robeco-Sage division of the Adviser. Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm’s dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company where he became an Assistant Vice President in the firm’s Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University’s Stern School of Business.
Mr. Sloat is a member of the Investment Committee.
Darren S. Wolf, CFA, Head of Research and Managing Director of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the research team. He is involved in all facets of the manager research and due diligence process and was instrumental in establishing and implementing many of the quantitative and qualitative research tools that are in place today. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he earned a Bachelor of Science in Finance and earned a minor degree in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has nine years of investment experience.
Mr. Wolf is a member of the Investment Committee
(a)(2) Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2011.

	Registered Investment		Pooled Investment Vehicles
	Companies Managed by		Managed		Other Accounts Managed
Name of Fund’s Portfolio	the Portfolio Manager		by the Portfolio Manager		by the Portfolio Manager
Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	9	$265,818,684	7	$928,627,978	3	$144,251,777

Andrew Rudolph	9	$265,818,684	7	$928,627,978	3	$144,251,777

Jill Schurtz	9	$265,818,684	7	$928,627,978	3	$144,251,777

Glenn Sloat	9	$265,818,684	7	$928,627,978	3	$144,251,777

Darren S. Wolf	9	$265,818,684	7	$928,627,978	3	$144,251,777

	Registered Investment		Pooled Investment Vehicles
	Companies Managed by the		Managed		Other Accounts Managed
	Portfolio Manager		by the Portfolio Manager		by the Portfolio Manager
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Name of Fund’s	with	with	with	with	with	with
Portfolio	Performance	Performance-	Performance	Performance-	Performance	Performance
Manager	-Based Fees	Based Fees	-Based Fees	Based Fees	-Based Fees	-Based Fees
Paul S. Platkin	2	$36,856,758	3	$85,548,676	1	$95,060,757

Andrew Rudolph	2	$36,856,758	3	$85,548,676	1	$95,060,757

Jill Schurtz	2	$36,856,758	3	$85,548,676	1	$95,060,757

Glenn Sloat	2	$36,856,758	3	$85,548,676	1	$95,060,757

Darren S. Wolf	2	$36,856,758	3	$85,548,676	1	$95,060,757
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.
The Adviser is also the investment manager for other investment vehicles (the “Other Vehicles”). The Other Vehicles may invest in the same private investment funds, joint ventures, investment companies and other similar investment vehicles (“Portfolio Funds”) as the Fund. As a result, the Other Vehicles may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Other Vehicles will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.
(a)(3) Compensation
Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.
(a)(4) Fund Ownership
The following table sets forth the dollar range of units beneficially owned by the portfolio managers as of March 31, 2011.

Portfolio Manager	Dollar Range
Paul S. Platkin	None
Andrew Rudolph	None
Jill Schurtz	None
Glenn Sloat	None
Darren S. Wolf	None
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.

By (Signature and Title)*	/s/ Timothy J. Stewart Timothy J. Stewart
Chief Executive Officer
Date: June 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy J. Stewart Timothy J. Stewart
Chief Executive Officer
Date: June 9, 2011

By (Signature and Title)*	/s/ Matthew J. Davis Matthew J. Davis
Chief Financial Officer
Date: June 9, 2011

*	Print the name and title of each signing officer under his or her signature.